EXHIBIT 10.3

TERMINATION ADDENDUM

CASUALTY AND SPECIALTY QUOTA SHARE RETROCESSION AGREEMENT

BY AND BETWEEN

PLATINUM UNDERWRITERS BERMUDA, LTD.

and

PLATINUM UNDERWRITERS REINSURANCE, INC.

IT IS HEREBY MUTUALLY AGREED that effective December 31, 2007, the Casualty and Specialty Quota Share Retrocession Agreement dated as of January 1, 2007, by and between Platinum Underwriters Reinsurance, Inc., a Maryland domiciled insurance company (the “Retrocedent”), and Platinum Underwriters Bermuda, Ltd. (the “Retrocessionaire”), is terminated pursuant to this Termination Addendum ( the “Addendum”).

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed in duplicate by their respective officers duly authorized so to do, on the date set forth below.

Platinum Underwriters Bermuda, Ltd.
By:/s/ Les Waters
Name: Les Waters
Title: Vice President
Date: 4/1/08

Platinum Underwriters Reinsurance, Inc.
By:/s/ Kevin Marine
Name: Kevin Marine
Title: Senior Vice President and
Chief Operating Officer
Date: 3/27/08